UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 5, 2012

EDGEN GROUP INC.
EM HOLDINGS LLC
(Exact names of registrants as specified in their charters)

Commission File Number	State of Incorporation	IRS Employer Identification No.
001-35513	Delaware	38-3860801
033-10003	Delaware	80-0800485

18444 Highland Road
Baton Rouge, Louisiana 70809
(225) 756-9868
(Registrants’ address of principal executive offices and telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

On October 5, 2012, Edgen Group Inc. issued a press release announcing that its indirect subsidiary, Edgen Murray Corporation, has priced its offering of $540,000,000 aggregate principal amount of its 8.75% Senior Secured Notes due 2020 (the “Notes”) to be issued through a private placement to qualified institutional buyers in the United States pursuant to Rule 144A under the Securities Act and outside the United States pursuant to Regulation S under the Securities Act.  Edgen Group Inc. will guarantee the Notes.  In accordance with Rule 135c under the Securities Act, a copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press release, dated October 5, 2012 announcing pricing of the offering of Edgen Murray Corporation’s 8.75% Senior Secured Notes due 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGEN GROUP INC. EM HOLDINGS LLC

Date: October 5, 2012	By:	/s/ David L. Laxton, III
David L. Laxton, III
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release, dated October 5, 2012 announcing pricing of the offering of Edgen Murray Corporation’s 8.75% Senior Secured Notes due 2020